Unaudited Interim Condensed Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Unaudited Interim Condensed Consolidated Statements of Comprehensive Income
Net Income	$ 39,237	$ 44,090
Other comprehensive income / (loss), net of tax
Net change in unrealized losses on cash flow hedges	0	(723)
Other comprehensive loss, net of tax	0	(723)
Comprehensive Income	$ 39,237	$ 43,367